Exhibit 99.1

Investor Presentation January 12, 2022

Forward - Looking Statements Certain statements in this Presentation may be considered forward - looking statements . Forward - looking statements generally relate to future events or Ventoux CCM Acquisition Corp . (“Ventoux”) and E . la Carte Inc . dba Presto (“Company”) future financial or operating performance . For example, projections of future Revenue, Adjusted EBITDA, Net Dollar Retention, New Publisher Growth, and other metrics are forward - looking statements . In some cases, you can identify forward - looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology . Such forward - looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements . These forward - looking statements are based upon estimates and assumptions that, while considered reasonable by Ventoux and its management, and the Company and its management, as the case may be, are inherently uncertain . Uncertainties and risk factors that could affect the Company’s and Ventoux’s future performance and cause results to differ from the forward - looking statements in this presentation include, but are not limited to : the occurrence of any event, change or other circumstances that could give rise to the termination of the proposed transaction involving the Company and Ventoux (such transaction, the “Business Combination”) ; the outcome of any legal proceedings that may be instituted against Ventoux or the Company, the combined company or others following the announcement of the Business Combination ; the inability to complete the Business Combination due to the failure to obtain approval of the shareholders of Ventoux or to satisfy other conditions to closing ; changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination ; the ability to meet stock exchange listing standards following the consummation of the Business Combination ; the risk that the Business Combination disrupts current plans and operations of Ventoux or the Company as a result of the announcement and consummation of the Business Combination ; the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and retain its management and key employees ; costs related to the Business Combination ; changes in applicable laws or regulations ; the Company’s estimates of expenses and profitability and underlying assumptions with respect to shareholder redemptions and purchase price and other adjustments ; ability to attract new customers ; intense competition in the restaurant technology space, including with competitors who have significantly more resources ; ability to grow and scale the Company’s business through new relationships with restaurants and customers ; ability to make continued investments in the Company’s AI - powered technology platform ; the need to attract, train and retain highly - skilled technical workforce ; the impact of the ongoing COVID - 19 pandemic ; reliance on a limited number of partners for a significant portion of the Company’s revenue ; ability to enforce, protect and maintain intellectual property rights ; and risks related to the fact that we are incorporated in Delaware and governed by Delaware law ; and other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward - Looking Statements” in Ventoux’s final prospectus relating to its initial public offering dated December 23 , 2020 and in subsequent filings with the Securities and Exchange Commission (“SEC”), including the proxy statement relating to the Business Combination expected to be filed by Ventoux . Nothing in this Presentation should be regarded as a representation by any person that the forward - looking statements set forth herein will be achieved or that any of the contemplated results of such forward - looking statements will be achieved . You should not place undue reliance on forward - looking statements, which speak only as of the date they were made, January 12 , 2022 . The inclusion of these projections does not constitute republication or affirmation thereof as any other date . Neither Ventoux nor the Company undertakes any duty to update these forward - looking statements . Non - GAAP Financial Measures This Presentation includes certain financial measures not presented in accordance with GAAP including, but not limited to, Adjusted EBITDA and certain ratios and other metrics derived therefrom, including free cash flow, and related margin measures . These non - GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company’s financial results . Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP . You sould be aware that the Company’s presentation of these measures may not be comparable to similarly - titled measures used by other companies . The Company believes these non - GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations . The Company believes that the use of these non - GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing the Company’s financial measures with other similar companies, many of which present similar non - GAAP financial measures to investors . These non - GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non - GAAP financial measures . Please refer to footnotes where presented on each page of this Presentation for a reconciliation of these measures to what the Company believes are the most directly comparable measure evaluated in accordance with GAAP . This Presentation also includes certain projections of non - GAAP financial measures . Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, the Company is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort . Consequently, no disclosure of estimated comparable GAAP measures is included and no reconciliation of the forward - looking non - GAAP financial measures is included . D i s c l a i me r 2 Confidential – Do Not Distribute

Use of Projections This Presentation contains financial forecasts with respect to the Company’s projected financial results, including Revenue and Adjusted EBITDA, for the Company's fiscal years 2021 through 2023 . The Company's independent auditors have not audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this Presentation . These projections should not be relied upon as being necessarily indicative of future results . The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information . Accordingly, there can be no assurance that the prospective results are indicative of the future performance of the Company or that actual results will not differ materially from those presented in the prospective financial information or that the prospective financial information will be the same as that presented in the proxy statement related to the Business Combination . Inclusion of the prospective financial information in this Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved . Industry and Market Data In this Presentation, the Company relies on and refer to certain information and statistics obtained from third - party sources, which it believes to be reliable . The Company has not independently verified the accuracy or completeness of any such third - party information . You are cautioned not to give undue weight to such industry and market data . This Presentation may include trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners . Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, SM, (c) or (r) symbols, but Ventoux and the Company will assert, to the fullest extent under applicable law, the right of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights . Additional Information These communications are being made in respect of the Business Combination . These communications do not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction . In connection with the proposed Business Combination, the Company intends to file with the SEC the Registration Statement on Form S - 4 required to be prepared in connection with the proposed transaction (the “Registration Statement”) which will include a proxy statement/prospectus and certain other related documents, which will include both the proxy statement to be distributed to holders of common stock of Ventoux in connection with Ventoux’s solicitation of proxies for the vote by Ventoux’s shareholders with respect to the Business Combination and other matters as may be described in the Registration Statement, as well as the prospectus relating to the offer and sale of the securities of the Company to be issued in the Business Combination . Ventoux’s shareholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus included in the Registration Statement and the amendments thereto and the definitive proxy statement/prospectus, as these materials will contain important information about the Company, Ventoux and the Business Combination . After the Registration Statement is declared effective, the definitive proxy statement/prospectus will be mailed to shareholders of Ventoux as of a record date to be established for voting on the Business Combination and other matters as may be described in the Registration Statement . Shareholders of Ventoux will also be able to obtain copies of the proxy statement/prospectus and other documents filed with the SEC that may be incorporated by reference therein, without charge, once available, at the SEC’s web site at www . sec . gov, or by directing a request to : Ventoux CCM Acquisition Corp . , 1 East Putnam Avenue, Floor 4 Greenwich, CT 06830 , (646) 465 - 9000 Participants in the Solicitation The Company, Ventoux and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from Ventoux’s shareholders in connection with the proposed transaction . You can find more information about Ventoux’s directors and executive officers in Ventoux’s final prospectus dated December 23 , 2020 and filed with the SEC on December 28 , 2020 . Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the proxy statement/prospectus when it becomes available . Shareholders, potential investors and other interested persons should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions . You may obtain free copies of these documents from the sources indicated above . Disclaimer (cont.) 3 Confidential – Do Not Distribute

Ashish Gupta CFO Raj Suri CEO and Founder Prasad Phatak CIO Ed Scheetz CEO and Chairman Presto Ventoux CCM Acquisition Corp. Today’s Presenters 4 Confidential – Do Not Distribute

Ventoux Background

Ventoux at a Glance

- Purpose-built to support visionary founders
- Approximately $174M held in trust

Key Differentiators

- Built by founders and operators for founders and operators
- Significant track record of managing and scaling hospitality and technology companies

Presto is an Ideal Partner for Ventoux Meeting our Key Acquisition Criteria

- ✓ High-Growth Platform with Strong Pipeline
- ✓ Large & Growing TAM
- ✓ Long-Term Customer Relationships
- ✓ Substantial Upside
- ✓ Highly Experienced Management Team
- ✓ Mission Critical, Embedded Solutions
- ✓ Attractive Unit Economics and Highly Recurring Revenue

Management



Ed Scheetz
CEO and Chairman, Director



Matthew MacDonald
CFO and Secretary, Director

NORTHSTAR CAPITAL · MORGANS HOTEL GROUP · HYATT · starwood



Brock Strasbourger
COO



Prasad Phatak
CIO

BARCLAYS · OTG · ETON PARK · Blackstone

Board of Directors



Jonas Grossman
President, Chardan



Woodrow Levin
CEO, Extend



Christian Ahrens
Advisor, Certares

BiomX · Vincerx · DRAFT KINGS · DocuSign · Certares · One Equity Partners



Alex Weil
Managing Director, Chardan



Julie Atkinson
CMO, Founders Table Restaurant Group



Bernard Van der Lande
Managing Director, Cindat Capital

CHARDAN · SENAHILL · TORY BURCH · starwood · EMPLUM · CBRE

Source: SEC Filings.

Confidential – Do Not Distribute

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T r a n sa c tion Rationale Presto is a market leader in labor productivity solutions for large chain restaurant enterprises, applying next - gen touch, vision and voice technologies to digitize a highly analog industry COVID - 19 and subsequent labor challenges, have created an industry reset, driving restaurants to embrace technology enablement Presto has built a leading restaurant technology platform to modernize on - premises restaurant dining - rooms and drive - thrus to maximize customer profitability and enhance the guest dining experience 6 Confidential – Do Not Distribute

Transaction Detail

Key Proposed Transaction Terms

- Fully Diluted Enterprise Value of $816.8M (7.2x CY23E revenue)
- Current Presto stockholders retain 77.0% of public entity
- Transaction will result in ~$222.5M of cash added to the balance sheet to fund accretive M&A and other strategic initiatives
- Management rollover 100% of their existing equity
- Seller Earnout of 15M shares: 7.5M shares at $12.50, 7.5M shares at $15.00

Pro Forma Valuation

($ in Millions)

Share Price	**$10.00**
Fully Diluted Shares Outstanding (M)	103.9
Fully Diluted Equity Value	**$1,039.3**
Less: Net Cash	$222.5
Implied Enterprise Value	**$816.8**
EV / 2022E Revenue	*14.8x*
EV / 2023E Revenue	*7.2x*

Illustrative Post-Transaction Ownership



PIPE
1.4%
Founder Shares
4.1%
Current Shareholders
Public Shareholders
17.4%
77.0%

(in Millions)	**PF Shares**
Current Shareholders	80.0
Public Shareholders	18.1
Founder Shares	4.3
PIPE	1.5
Total Shares Outstanding	**103.9**

Illustrative Sources & Uses

Sources	
Cash Held in Trust[(1)]	$172.5
Proceeds from PIPE	15.0
Proceeds from Convert	55.0
Total Sources	**$242.5**
Uses	
Cash to Balance Sheet	$222.5
Estimated Fees & Expenses	20.0
Total Uses	**$242.5**

Note: This slide contains projected financial information with respect to Presto. Such projected financial information constitutes forward-looking information and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. Illustrative shares outstanding excludes additional 1M warrants that will be created in the deSPAC process and shares issued under the Long Term Incentive Plan which will equal 5% of total outstanding shares.

Note: Up to 15% of Founders Shares held by Ventoux Sponsors is subject to vesting and forfeiture, based on a sliding scale of the number of public shares redeemed at Closing. If redemptions are: (i) 90%-100%, 15% is subject to vesting and forfeiture; (ii) 80%-90%, 10% is subject to vesting and forfeiture; (iii) 70%-80%, 5% is subject to vesting and forfeiture; (iv) less than 70%, none are subject to vesting and forfeiture. Any amounts subject to vesting and forfeiture will vest if the volume-weighted average price of the Ventoux Common stock is greater than or equal to $12.50 for any 40 out of 60 consecutive days during the first 5 years following Closing.

(1) Pro forma cash in trust adjusted to the number of SPAC Shares x $10.00.

Note on Convert Terms:

1. Coupon is 9% for cash interest and 11% for PIK if elected by the company. Each increases by 1.5% unless $35M raised in concurrent equity.
2. Conversion price is lesser of (i) $13.00 and (ii) a 30% premium to the lowest per share price at which any equity of the Company is issued within 15 days prior to closing. Settlement is in shares, cash or a combination at election of the company.
3. Holder may convert any time before maturity. Company can force conversion starting one year after issuance if common stock closes at 30% premium to conversion price for 20 out of 30 consecutive trading days + company must issue additional shares pursuant to a customary "make-whole table".
4. Company can redeem by (1) paying principal and accrued interest, (2)((a) through third anniversary, paying present value of future interest + 0.50%, and issuing warrants for 50% of the underlying shares being redeemed with $10 exercise price through maturity, or (b) between third anniversary and maturity, paying present value of future interest.
5. In case of fundamental change (1) holders can elect to have company repurchase by paying principal and accrued interest, and (2) if holder converts it can receive additional shares pursuant to a customary "make-whole table".

Confidential – Do Not Distribute

presto 7

Confidential – Do Not Distribute 8 Leading Enterprise - Grade Touch, Vision and Voice Technologies Driving Successful Outcomes across the Hospitality Industry Confidential – Do Not Distribute 8

9 Labor Shortage Creating Major Headwinds for Restaurant Enterprises 53% of all restaurant workers are considering leaving their job 13. 4 % wage growth in Hotels and Restaurants industry as of November 2021 (1) (3) (1) TIME, This Should Be a Boom Time for Restaurants. But Owners — and the Few Workers Remaining — Are Struggling. (2) NPR, Low Pay, No Benefits, Rude Customers: Restaurant Workers Quit At Record Rate. (3) Bureau of Labor Statistics. 1. 5 M (1) jobs below pre - pandemic level for bars & restaurants as of May 2021 (2) 1.2M unfilled restaurant jobs as of July 2021 2 . 2 % Confidential – Do Not Distribute 4 . 3% 4 . 9% 5 . 3% 5 . 3% 5.9% 6 . 8% 6.7% 7 . 4% 10 . 4% 13.4 % Tech, media and telecoms Warehouse and trucking Education and health Overall inflation rate Professional services All private sector jobs Construction Ret a i l M a nu f a ct u r i n g Finance Hotels and restaurants Wage growth versus inflation (3) Year - over - year change in November 2021. Wages for production and non - supervisory employees.

Large Addressable Market

- ~50% of restaurant operators have **implemented technology-enabled solutions**
- **Labor cost management** is a key focus for operational efficiency
- Domestic restaurant sales expected to post **double-digit growth** in 2021



$101B
International Enterprise Restaurant Labor Spend(1)
$79B
Domestic Enterprise Restaurant Labor Spend(1)
$16B
International Enterprise Restaurant Technology Spend(2)
$9B
Domestic Enterprise Restaurant Technology Spend(2)
~$25B
Global Enterprise Restaurant Technology Spend

Source: Wall Street Research, National Restaurant News – Total US Restaurant Count Dips, Presto financials and estimates, National Restaurant Association, Deloitte – Foodservice Market Monitor.
(1) Calculated using 2019 estimated enterprise restaurant count by Quick Service Restaurant and Full-service Restaurant from the Deloitte – Foodservice Market Monitor Report, assumes ~30% of sales are labor cost.
(2) Calculated using estimated number of QSR and full-service restaurants in the United States and Globally (Excludes North America).

Confidential – Do Not Distribute

presto 10

Why Presto? 11 Automation is a Priority for Restaurants Long - Term • Presto has over a decade of expertise digitizing analog workflows Customers Need Reliable and Scalable Products Restaurants Require New Technology to Integrate with Existing Technology High Labor Costs Diminish Restaurant Profitability • Presto provides scaled solutions to several thousand restaurants with iconic brands • Presto integrates with industry incumbents that restaurants use and innovates to meet customers’ changing needs • Presto’s comprehensive platform significantly reduces the labor requirements for businesses across the hospitality industry Confidential – Do Not Distribute

$113M CY2023E Revenue Significant Market Traction $34B CY2023 GMV of Customers High - Quality Customer Base 106% CY2023E Revenue Growth Sustainable & Fast Growth $205B Addressable Market Massive Market Opportunity 99% CY2023 Reoccurring Revenue Predictable Revenue 119% Net Revenue Retention (1) Strong Retention Presto at a Glance Source: Presto. Note: This slide contains projected financial information with respect to Presto. Such projected financial information constitutes forward - looking information and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. (1) Presto’s dollar - based net revenue retention rate is calculated by dividing the current period‘s (Q1 ‘21) annual reoccurring revenue by the prior period’s Presto Is A High - Growth, Market Leading Software Provider Serving The Hospitality Industry Select Presto Customers (Q1 ‘20) annual reoccurring revenue from the same set of customers. 12 Confidential – Do Not Distribute

Next - Gen AI - powered Touch, Vision and Voice Solutions Vision Reduces drive - thru abandonment, optimize upselling, low friction payments and maximizes order accuracy Offers guests voice - based ordering in the drive - thru and via tablet V o i c e Touch Enables self - serve ordering, payments, personalization and gaming The Presto Platform Offers a Comprehensive Set of Modular, Targeted Solutions to Increase Staff Productivity, Improve Guest Experience and Deliver Actionable Insights to Managers 13 Confidential – Do Not Distribute

To uch Solutions Greater Labor Productivity Payment, ordering, survey tablet for guests and staff; BYOD option Eliminates 65% of POS trips Larger check size, more tables per server and more tips Wide range of payment options; PCI DSS compliance +2.9x Tables Per Server +18% +20x Higher Check Size Guest Data Collected 14 Confidential – Do Not Distribute

Case Study: Creating Value for Outback Steakhouse

OUTBACK STEAKHOUSE

Key Challenges

- Low server-to-table ratio of 4:1
- Low employee retention
- Increasing hourly minimum wage
- Longer lead time for placing orders and receiving food
- Longer wait times for paying check

presto

Presto's Impact on Outback

- Server ratio improved from **4:1 to 8:1**
- Reduced wait time
- Improved customer satisfaction
- Increased tips for servers improving employee retention
- **170 bps improvement** in costs, increased revenues, increased customer satisfaction


8:1
4:1

Server-to-Table Ratio


+17%

Customer Satisfaction


10.5%
8.8%

Cost of Sales

presto 15

Confidential – Do Not Distribute

Vision Solutions




10 CARS IN LINE
3 CARS DROPPED OUT
5% LIKELY TO UPSELL
80% LIKELY TO UPSELL

Smart Analytics

- AI-powered computer vision
- Lower drive-thru wait times
- Higher order accuracy
- Increase demand forecasting
- Guest personalization
- Improved dine-in guest service

More Than 10% (~$30B) of Orders are Completed Inaccurately Across the Entire North American QSR Industry[(1)]

*(1) Deloitte Food Service Market Monitor - calculated North America QSR GMV * 10% average inaccurate orders.*

Confidential – Do Not Distribute

presto 16

Case Study: Improving Order Accuracy for Large Global Burger Chain Key Challenges Increased competitive pressure Spike in drive - thru demand during the pandemic Low order accuracy Real - time error detection Visual order tracking capabilities Repeat guest identification Presto’s Impact Dramatic declines in food preparation confusion Improved customer satisfaction Rise in repeat guests “Digital capabilities are fundamental to our growth plan and enable us to meet the rising expectations of our customers while making it simpler and more enjoyable for crew members to serve guests.” – CEO, Global Burger Chain, TechCrunch September 2019 17 Confidential – Do Not Distribute

Voice Solutions



AI Voice Assistant
Smart Drive-Thru Analytics
CONFIRM ORDER HERE

Accurate Speech Recognition

- Conversational AI-powered voice box
- Eliminates human order taking
- High accuracy even in noisy scenarios
- Consistent, automatic upsell
- Dynamic menu board integration

94%	>3.0x	1 FTE
Order Completion(1)	More Up-sell Attempts(1)	Labor Cost Savings(2)

(1) HI Auto deployment data.
(2) Presto estimates of reduced FTE need for drive-thru operations.

Confidential – Do Not Distribute

presto 18

19 Largest Rollout of Drive - Thru AI Voice Assistant in Hospitality Confidential – Do Not Distribute Confidential – Do Not Distribute

Checkers: AI Voice Assistant


A.I. Voice Assistant
Would you like to make it a combo?
1 Big Buford $5.39
1 Small Fries $2.39
1 Vanilla Milkshake $3.29
Tax $0.66
Total $11.73
presto

National Rollout in 2022

- Checkers has 900 stores in the U.S.
- 80% QSR sales are through the drive-thru
- First large concept to utilize AI-based drive-thru voice ordering
- Initial install and trial across multiple Checkers locations began in August 2021

We are excited about pioneering this new era in partnership with Presto, a leader in the restaurant hospitality technology field.

Frances Allen
President & CEO, Checkers

99%	>3.8x	1 FTE
Automated Order Completion	More Up-sell Attempts	Labor Cost Savings

Based on four months of live data from Checkers stores between September 1, 2021 and December 31, 2021.

Confidential – Do Not Distribute
presto 20

A Proven Land & Expand Model Land: Customer Pilot Presto’s Ease of Implementation Enables Rapid Location Penetration / Expand: Frictionless Usage, Location Expansion Expansion R estau r ant Expansion R estau r ant Expansion R estau r ant Identification of pain points Trial product offering Easy adoption and short time to value Prove out the value proposition Expanded use - case to additional locations, further demonstrating customer success Augmented product offerings Add value at scale Expanding into all remaining customer locations gaining 100% penetration rate Initial Product Trial in Location 1 1 6 1 56 6 1 , 07 4 Q 2 6 % Q3 53 % Q4 100 % Q1 Penetration: 1% Total Brinker S t ore C ount (1) (1) Quarterly store count and penetration numbers since engagement. 21 Confidential – Do Not Distribute

Large International Expansion Opportunity 22 Red Lobster International Expansion International Market Opportunity Executed strategy of landing within domestic stores and expanding internationally 100% domestic penetration of Red Lobster locations 100% of Red Lobster stores added in LTM July 2021 were international 67 9 3 6 4 70 6 27 67 9 J u l - 1 8 J u l - 1 9 J u l - 2 0 J u l - 2 1 Red Lobster Store Count Expansion Domestic I n t erna ti ona l <1% 9% 96% 100 % Penetration: International Enterprise Restaurant Labor Spend (1) Global Enterprise Restaurant Technology Spend (2) $101B $25B Source: Wall Street Research, National Restaurant News – Total US Restaurant Count Dips, National Restaurant Association, Deloitte – Foodservice Market Monitor. (1) Calculated using 2019 estimated enterprise restaurant count by Quick Service Restaurant and Full - service Restaurant from the Deloitte – Foodservice Market Monitor Report, assumes ~30% of sales are labor cost. (2) Calculated using estimated number of QSR and full - service restaurants Globally Confidential – Do Not Distribute

Strategic & Accretive M&A Will Accelerate Growth

Large Universe of Identified Targets

- Guest CRM and Loyalty
- POS Product
- Operational FOH Management
- Online Ordering
- Integration Middleware

5 Immediately Actionable Targets

- Strong product fit, scale
- **~$50M in additional ARR potential**[(1)]
- Established dialogue with actional targets
- Ongoing diligence, business combination analysis

Value Creation

- Product expansion
- Revenue and cost synergies
- Increased scale

Note: This slide contains projected financial information with respect to Presto. Such projected financial information constitutes forward-looking information and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results.
(1) Management estimates.

Confidential – Do Not Distribute

23

Deeply Experienced and Tenured Management Team



Raj Suri
CEO and Founder

lyft

- Co-founder of Lyft. University of Waterloo Engineering and Economics
- Dropped out of MIT PhD in the depths of the 2008 recession to start Presto



Ashish Gupta
CFO

MOZ tapinfluence

- Experienced startup CFO across verticals, driving both organic and M&A-fueled growth
- Delivered multiple exits on investor capital. Hands-on strategic, business ops and analytics focus



Bill Healey
CTO

Microsoft

- Has led software and system development at Presto for the past 5 years
- Worked on P2P protocols and wireless WAN at Microsoft



Daniel Dreymann
CPO

fishbowl mowingo

- Led product at Fishbowl that served ~70k enterprise and SMB restaurant locations
- 30+ years experience with last 10 years in SaaS solutions for the restaurant industry



Dan Mosher
CRO

POSTMATES yahoo!

- Over 20 years experience working on scaling go-to-market operations
- Led cross-functional teams at various industry leaders including Postmates, Yahoo, and VeriSign presto 24

Confidential – Do Not Distribute

Financial Overview Confidential – Do Not Distribute 25 Confidential – Do Not Distribute

Key Financial Highlights

$113M
CY2023E Revenue
Established Scale

63%
CY2020 – CY2023E Revenue CAGR
Strong, Sustainable Growth

55%
CY2023 Gross Margin
Increasing Profitability

99%
CY2023 Reoccurring Revenue
Predictable Revenue

$234M
Current Weighted Pipeline
7.0x Pipeline Coverage

119%
Net Revenue Retention[1]
Strong Retention

Source: Presto.
Note: This slide contains projected financial information with respect to Presto. Such projected financial information constitutes forward-looking information and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results.
(1) Dollar-based net revenue retention rate is calculated by dividing the current period's (Q1 '21) annual reoccurring revenue by the prior period's (Q1 '20) annual reoccurring revenue from the same set of customers.

Confidential – Do Not Distribute

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Robust & Sustainable Tailwinds Presto’s Platform Capitalizes on Recent Tailwinds, Leading Restaurant Technology Innovation Continued to expand store growth within existing customer base 5 new deals closed Approximately doubled sales pipeline Greater desire for faster speed of service Strong customer retention Increasing demand for off - premises service Sector - wide labor shortage Increased adoption of digital solutions Restaurant Technology Trends and Tailwinds Increased interest in safe, digital payments and drive - thru analytics has bolstered growth Presto’s Results During COVID 27 Confidential – Do Not Distribute

Strong Gross Margin uplift as Touch, Vision and Voice platform solutions continue to scale within existing customer base Robust pipeline will continue to drive significant growth across recurring platform revenue product streams Reoccurring Transaction revenue growth is expected to maintain modest growth as customer base continues to expand Revenue by Type 2021E 2022E Source: Presto. Note: This slide contains projected financial information with respect to Presto. Such projected financial information constitutes forward - looking information and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. 28 $ 11 $ 17 $ 2 1 $ 19 $ 38 $ 9 3 $ 30 $ 55 $1 1 3 2 0 23 E Platform Tr an s a c t io n ($ in millions) 94% ’21E – ’23E Revenue CAGR 1 2 3% ’21E – ’23E Revenue CAGR Confidential – Do Not Distribute

$ 6M $2M 27% overall gross margin improvement from 2021 (28%) to 2023 (55%) as a result of revenue mix shift and economies of scale across platform products ŷ Scaling Vision and Voice revenue drives higher gross margin in 2023 ŷ ~10% uplift in Touch gross margins as offering scales and improves operating efficiency Driving Increased Gross Margin 29 2021 Gross Profit by Type 2023 Gross Profit by Type $ 55M $ 7 M 5 9 % Platform Transaction Gross Margin 3 3% 3 3% 1 9 % Source: Presto. Confidential – Do Not Distribute Note: This slide contains projected financial information with respect to Presto. Such projected financial information constitutes forward - looking information and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. Figures presented are non - GAAP.

Pipeline and Opportunity 30 Source: Presto. Note: Entered into a per store subscription fee - based agreement to install our voice products at a national fast - casual chain in October 2021, beginning with 10 stores and with the potential to expand into each of the chain’s more than 800 locations over the course of the agreement’s initial term. Note: The information on this slide is illustrative of market opportunity and does not constitute projections or forecasts of the results of Presto. Pipeline refers to logos with which Presto is holding discussions or which have entered into pilot programs with Presto. 7 brands comprising approximately 22,000+ stores are currently under pilot. (1) Represents Total Pipeline Value calculated as the product of net weighting of stores x average price per store, over a 36 - month period. Select National and Regional Pipeline Opportunities Ta rg e t Tier Store Co u n t C us t ome r s in Pipeline Total Pipeline (1) Tier 1 >2,000 Stores 16 $1.4B Tier 2 <2,000 Stores 14 $146M Total 30 $1.6B 3,500 stores Confidential – Do Not Distribute 90 0 st ore s 18 0 st ore s 2,400 stores 7,300 stores 2,200 stores 2,200 stores 500 stores 2,600 stores 8,500 stores 2,200 stores 6,500 stores

($ in millions) $1.6B Pipeline Opportunity Today Source: Presto. Note: Store count calculated based on weighted pipeline. This slide contains projected financial information with respect to Presto. Such projected financial information constitutes forward - looking information and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. (1) Revenue potential over next three years. $1 4 $ 7 $ 6 $2 3 $1 9 $1 3 $2 3 $2 9 $1 0 $2 6 ~$233M (1) Weighted TCV Near - Term Opportunity and 7.0x (2) Pipeline Coverage $ 9 4M $ 8 9M $ 5 0M O th er s Cu s t om e r 4 7 , 00 0 s t o r e s $30 O th er s C u s tom e r 7 $34 4,250 stores O t h er s Vision Voice Touch Cu s t om e r 1 3 , 25 0 s t o r e s C u s tom e r 2 180 stores C u s tom e r 3 1,12 5 s to r e s C u s tom e r 5 2,22 6 s to r e s C u s tom e r 6 1 , 10 0 s t o r e s C u s tom e r 8 1 , 65 0 s t o r e s C u s tom e r 9 1,10 0 s to r e s (2) Calculated by dividing the total pipeline TCV by the weighed pipeline TCV. 31 Confidential – Do Not Distribute

Significant Upside Potential

	QSR 1	QSR 2
Total U.S. stores	14,000	11,401
Stores penetrated in forecast by CY2023	700	903
Implied penetration rate by CY2023	5%	8%

Increased Penetration Drives Material Revenue and ARR Uplift			
Penetration Rate	25%	50%	75%
Combined 2023 Revenue Uplift	+$27.3M	+$64.4M	+$101.6M
Combined 2023 ARR Uplift	+$34.2M	+$79.9M	+$125.6M

Source: Presto.
Note: The information on this slide is illustrative of market opportunity and does not constitute projections or forecasts of the results of Presto. Pipeline refers to logos with which Presto is holding discussions or which have entered into pilot programs with Presto.

Confidential – Do Not Distribute

presto 32

Penetration of Key Accounts has Massive Opportunity Beyond Forecast 33 202 1 202 2 $55 .1 $30 .1 $100 .8 $82 .1 $515.8 $492.8 $77.9 22 . 7% $59.2 27 . 9% 4 . 4% 22.7% of QSR 1’S total ARR potential gets Presto to its 2022 revenue target 27.9% of QSR 2’S total ARR potential gets Presto to its 2022 revenue target Legen d 2021E R evenue 2022E Revenue Contribution Required to Reach 2022 Revenue Target P otent i al Oppo r tun i ty Beyond Contribution S el e ct Mas s i v e Opportunities ($ in millions) Q SR 1 Q SR 2 Source: Presto. Note: This slide contains projected financial information with respect to Presto. Such projected financial information constitutes forward - looking information and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. Confidential – Do Not Distribute

Financial Projections

($ in millions)

	CY20 Actuals	CY21 Estimated	CY22 Estimated	CY23 Estimated
Platform Revenue	$17.0	$18.7	$37.9	$92.5
Transaction and Other Revenue	9.1	11.4	17.2	20.7
Total Revenue	**$26.1**	**$30.1**	**$55.1**	**$113.2**
% Growth	-	*15.3%*	*83.1%*	*105.6%*
Gross Profit	**$8.8**	**$8.4**	**$25.1**	**$61.8**
% Margin	*33.7%*	*27.8%*	*45.6%*	*54.6%*
Research & Development	(10.0)	(10.5)	(19.8)	(24.5)
Operations	(6.7)	(5.8)	(8.3)	(10.3)
Sales & Marketing	(2.0)	(3.1)	(8.0)	(13.2)
General & Administrative	(2.7)	(4.8)	(9.0)	(12.1)
Operating Expenses	**($21.4)**	**($24.3)**	**($45.2)**	**($60.1)**
Non-GAAP Adj. EBITDA[(1)]	**($12.6)**	**($15.9)**	**($18.3)**	**$2.2**

Source: Presto.
Note: This slide contains projected financial information with respect to Presto. Such projected financial information constitutes forward-looking information and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. Gross Margin figures presented are non-GAAP.
(1) Adj. EBITDA defined as EBITDA plus stock-based compensation expense, one-time non-recurring expenses and unusual items.

presto 34

Confidential – Do Not Distribute

35 Selecting the Peer Group Peer Characteristics Software business models Similar industry, customers and end markets Valuation primarily based on revenue growth High revenue growth of +20% Comparable Companies Enterprise Food Tech High - Growth Software Confidential – Do Not Distribute

45% 34% 32% 59% 34% 33% 32% 31% 30% 30% 28% 25% 24% 23% 106% 83% 46% 81% 47% 20% 88% 87% 87% 86% 83% 79% 79% 65% 55% 52% 38% 55% Comparable Operational Benchmarking 36 Source: Presto, Company filings, Renaissance Capital, Capital IQ as of 11/5/2021. Note: This slide contains projected financial information with respect to Presto. Such projected financial information constitutes forward - looking information and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. CY’23E Median: 30% CY’23E Gross Margin CY’23E Revenue Growth CY’23E Median: 34% E nterpr i se F ood T ech Legen d High - Growth Software CY’23E Median: 79% CY’23E Median: 47% 2022 2023 2022 2023 Confidential – Do Not Distribute

7.2x 14.7x 11.4x 10.8x 41.0x 34.9x 24.2x 23.1x 19.1x 17.1x 16.2x 14.7x 13.9x 12.3x 11.0x 0.1x 0.5x 0.3x 0.2x 1.2x 1.2x 0.9x 0.7x 0.7x 0.7x 0.6x 0.5x 0.5x 0.4x 0.2x Comparable Valuation Benchmarking Growth Adjusted EV / CY’23E Revenue (1) EV / CY’23E Revenue CY’23E Median: 17.1x CY’23E Median: 11.4x C Y ’ 23 E M e d i a n: 0 . 7 x C Y ’ 23 E M e d i a n: 0 . 3 x E nterpr i se F ood T ech Legen d High - Growth Software Source: Presto, Company filings, Renaissance Capital, Capital IQ as of 11/5/2021. Note: This slide contains projected financial information with respect to Presto. Such projected financial information constitutes forward - looking information and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. 37 (1) EV / CY Revenue / CY Revenue Growth. Confidential – Do Not Distribute

Confidential – Do Not Distribute Presto is Priced with Significant Upside Potential Source: Presto, Company filings, Renaissance Capital, Capital IQ as of 11/5/2021. Note: This slide contains projected financial information with respect to Presto. Such projected financial information constitutes forward - looking information and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. 38 Transa c t ion V a lue Peer Valuation $86 4 $1,291 $81 7 $1,289 ~98% D i s c o u n t t o 2023 E p e e r a v e r a g e $1,935 Pro Forma EV 2022E Revenue at 15.7x to 23.4x Multiple 2023E Revenue at 11.4x to 17.1x Multiple ~32% D i s c o u n t t o 2022 E p e e r a v e r a g e Summary of Approach Peer valuation applies range of multiples to Presto’s 2022E and 2023E management forecasted revenue to arrive at an implied enterprise value The applied range was determined using the peer median EV / Revenue multiples of the Enterprise Food Tech and High - Growth Software Presto’s valuation represents a relatively attractive discounted entry point for investors compared to comparable, high - growth peers ($ in millions)

Platform for M&A to Drive Scale and Distribution Advantages High Net Retention with Predictable, Reoccurring Revenue Model with Highly Visible Path to Near - term Profitability Massive Addressable Market with Multiple Drivers of Growth Industry Expert Management Team with Decades of Tenure Multi - Billion, Blue Chip Hospitality Customer Base Leader in the Enterprise Restaurant Technology Sector In v es t m e nt Highlights 39 Confidential – Do Not Distribute

All references to the “Company,” “we,” “us” or “our” refer to the business of E La Carte, Inc . d/b/a Presto . The risks presented below are certain of the general risks related to the business of the Company, Ventoux CCM Acquisition Corp . (“SPAC”), and the proposed transactions between the Company and SPAC, and such list is not exhaustive . The list below has been prepared solely for purposes of the private placement transaction, and solely for potential private placement investors, and not for any other purpose . You should carefully consider these risks and uncertainties, together with the information in the Company’s consolidated financial statements and related notes and should carry out your own diligence and consult with your own financial and legal advisors concerning the risks and suitability of an investment in this offering before making an investment decision . Risks relating to the business of the Company will be disclosed in future documents filed or furnished by the Company and/or SPAC with the United States Securities and Exchange Commission (the “SEC”), including the documents filed or furnished in connection with the proposed transactions between the Company and SPAC . The risks presented in such filings will be consistent with those that would be required for a public company in their SEC filings, including with respect to the business and securities of the Company and SPAC and the proposed transactions between the Company and SPAC, and may differ significantly from, and be more extensive than, those presented below . Risks Related to our Business and Industry : • We have a history of generating net losses, and if we are unable to achieve adequate revenue growth while our expenses increase, we may not achieve or maintain profitability in the future. • If we fail to manage our growth effectively or to sustain our recent revenue growth, we may be unable to execute our business plan, maintain high levels of service and customer satisfaction, or adequately address competitive challenges. • Members of the Company’s management have limited experience in operating a public company. The requirements of being a public company may strain our resources and divert management’s attention, and the increases in legal, accounting and compliance expenses that will result from being a public company may be greater than we anticipate. • If we do not attract new customers and increase our customers’ use of our platform, our business will suffer. • Our limited operating history with our new vision and voice products in a new and developing market makes it difficult to evaluate our current business and future prospects and may increase the risk that we will not be successful. • Since we recognize revenue from the sale of our products over a multi - year term, downturns or upturns in sales are not immediately reflected in full in our results of operations. • We generate a significant portion of our revenue from our two largest customers, and the loss or decline in revenue from any of these customers could harm our business, results of operations, and financial condition. • If we fail to continue to improve and enhance the functionality, performance, reliability, design, security, or scalability of our platform in a manner that responds to our customers’ evolving needs, our business may be adversely affected. • Our brand is integral to our success. If we fail to effectively maintain, promote, and enhance our brand, our business and competitive advantage may be harmed. • We are dependent on the continued services and performance of our senior management and other key employees, the loss of any of whom could adversely affect our business, operating results, and financial condition. • Our ability to recruit, retain, and develop qualified personnel is critical to our success and growth. • If our technical and maintenance support services are not satisfactory to our customers, they may not buy future products, which could materially and adversely affect our future results of operations and financial condition. • Any future litigation against us could be costly and time - consuming to defend. • Our pricing decisions and pricing models may adversely affect our ability to attract new customers and retain existing customers. • If our technical and maintenance support services are not satisfactory to our customers, they may not renew their services agreements or buy future products, which could materially and adversely affect our future results of operations and financial condition. • Increases in food, labor, and occupancy costs could adversely affect results of operations. • We and certain of our third - party partners, service providers, and subprocessors transmit and store personal information of our customers and consumers. If the security of this information is compromised, our reputation may be harmed, and we may be exposed to liability and loss of business. • We are subject to stringent and changing privacy laws, regulations and standards, and contractual obligations related to data privacy and security. Our actual or perceived failure to comply with such obligations could harm our reputation, subject us to significant fines and liability, or adversely affect our business. • Security breaches, denial of service attacks, or other hacking and phishing attacks on our systems or the systems with which our platform integrates could harm our reputation or subject us to significant liability, and adversely affect our business and financial results. • Interruptions or performance problems associated with our technology and infrastructure may adversely affect our business and operating results. • Defects, errors, or vulnerabilities in our applications, backend systems, hardware, or other technology systems and those of third - party technology providers could harm our reputation and brand and adversely impact our business, financial condition, and results of operations. • Unfavorable conditions in the restaurant industry or the global economy could limit our ability to grow our business and materially impact our financial performance. Summary Risk Factors 40 Confidential – Do Not Distribute

• We may require additional capital, which additional financing may result in restrictions on our operations or substantial dilution to our stockholders, to support the growth of our business, and this capital might not be available on acceptable terms, if at all. • We have outstanding secured debt that contains financial covenants and other restrictions on our actions that may limit our operational flexibility or otherwise adversely affect our results of operations. • Our business is highly competitive. We may not be able to compete successfully against current and future competitors, and strategic transactions by our competitors, our customers, or our partners could weaken our competitive position or reduce our revenue • Our sales cycles can be long and unpredictable, and our sales efforts require considerable investment of time and expense. If our sales cycle lengthens or we invest substantial resources pursuing unsuccessful sales opportunities, our operating results and growth would be harmed. • The estimates of market opportunity and forecasts of market growth included in this presentation may prove to be inaccurate, and even if the market in which we compete achieves the forecasted growth, our business could fail to grow at similar rates, if at all. Risks Related to the COVID - 19 Pandemic: • The ongoing COVID - 19 pandemic has adversely impacted and may continue to adversely impact our business, financial condition, and results of operations. • The COVID - 19 pandemic has resulted in global supply chain shortages, that we expect to continue in the foreseeable future, which could have a material adverse effect on our business, results of operations, and financial results. Risks Related to Third Parties: • We rely primarily on third - party insurance policies to insure our operations - related risks. If our insurance coverage is insufficient for the needs of our business or our insurance providers are unable to meet their obligations, we may not be able to mitigate the risks facing our business, which could adversely affect our business, financial condition, and results of operations. • We rely on a limited number of suppliers to provide part of the technology we offer. Thus, we are at risk of shortages, price increases, changes, delays or discontinuations of hardware, which could disrupt and materially adversely affect our business. • We rely substantially on a select few payment processors to facilitate payments made by guests and payments made to customers, and payments made on behalf of customers, and if we cannot manage risks related to our relationships with this payment processor or any future third - party payment processors, our business, financial condition, and results of operations could be adversely affected. • We rely on computer hardware, purchased or leased, and software licensed from, and services rendered by third parties in order to run our business. • We depend on the interoperability of our platform across third - party applications and services that we do not control. Risks Related to Regulatory, Legal and Compliance Matters: • Payment transactions processed on our platform may subject us to regulatory requirements and the rules of payment card networks, and other risks that could be costly and difficult to comply with or that could harm our business. • Significant changes in U.S. and international trade policies that restrict imports or increase tariffs could have a material adverse effect on our results of operations. • We could be required to collect additional sales taxes or be subject to other tax liabilities that may increase the costs our customers would have to pay for our products and adversely affect our results of operations. Risks Related to our Intellectual Property: • If we fail to adequately protect our intellectual property rights, our competitive position could be impaired and we may lose valuable assets, generate reduced revenue and become subject to costly litigation to protect our rights. • We may be subject to claims by third parties of intellectual property infringement. • We use open - source software in our platform, which could negatively affect our ability to sell our services or subject us to litigation or other actions. Summary Risk Factors (cont.) 41 Confidential – Do Not Distribute

Risks Related to SPAC and the Business Combination: • Ventoux Acquisition Holdings LLC and Chardan International Investments, LLC (together, the “Sponsors”) and certain SPAC stockholders affiliated with the Sponsor have agreed to vote in favor of the business combination, regardless of how SPAC’s public stockholders vote. • The Sponsors, directors and officers have interests in the Business Combination which may be different from or in addition to (and which may conflict with) the interests of its stockholders. • There can be no assurance that the common stock issued in connection with the business combination will be approved for listing on the NASDAQ or that the combined company will be able to comply with the continued listing standards for NASDAQ, which could limit investors’ ability to make transactions in the combined company’s securities and subject the combined company to additional trading restrictions. • Substantial future sales and future resales of the combined company’s outstanding shares may cause the market price of its securities to drop significantly, even if its business is doing well. • The consummation of the business combination is subject to a number of conditions and if those conditions are not satisfied or waived, the business combination agreement may be terminated in accordance with its terms and the business combination may not be completed. • The ability of SPAC’s stockholders to exercise redemption rights with respect to SPAC’s public shares may prevent SPAC from completing the business combination or optimizing its capital structure. The SPAC may be able to complete the Business Combination even though a substantial portion of its public stockholders redeem their public shares. • If third parties bring claims against the SPAC, the proceeds held in trust could be reduced. • Stockholder litigation and regulatory inquiries and investigations are expensive and could harm the SPAC. • The SPAC board or our Board may agree to changes or waivers in the terms of the business combination. • SPAC’s stockholders, directors, officers, advisors and their affiliates may elect to purchase shares or public warrants from public stockholders or public warrant holders, as applicable, or enter into other transactions with investors and others to provide them with incentives to acquire public shares, vote their public shares in favor of the initial business combination or not redeem their public shares . These transactions could influence the vote on the business combination, impact the market price of the Company’s securities and reduce the “public float” of the Company’s securities . • A significant portion of the combined company’s common stock following the business combination will be restricted from immediate resale, but may be sold into the market in the future . This could cause the market price of the Company’s common stock to drop significantly, even if the Company’s business is doing well . • The combined company may issue additional common stock or other equity securities without your approval, which would dilute your ownership interests and may depress the market price of your shares . • The future sales of shares by existing stockholders and future exercise of registration rights may adversely affect the market price of the common stock • Each of the Company and SPAC will incur significant transaction costs in connection with the business combination . • SPAC and the Company will be subject to business uncertainties and contractual restrictions while the business combination is pending . • Unanticipated changes in effective tax rates or adverse outcomes resulting from examination of SPAC’s and the Company’s income or other tax returns could adversely affect the financial condition and results of operations of the post - combination business. • Subsequent to the completion of the business combination, the Company may be required to take write - downs or write - offs, restructuring and impairment or other charges that could have a significant negative effect on the Company’s financial condition, results of operations and the Company’s share price, which could cause you to lose some or all of your investment. • A market for the combined company’s securities may not be available on a consistent basis, which would adversely affect the liquidity and price of the combined company’s securities. • If the business combination’s benefits do not meet the expectations of investors, shareholders or financial analysts, the market price of the combined company’s securities may decline. • If, following the business combination, securities or industry analysts do not publish or cease publishing research or reports about the combined company, its business, or its market, or if they change their recommendations regarding the combined company’s common stock adversely, then the price and trading volume of the combined company’s common stock could decline. • If, following the business combination, the combined company’s “public float” is perceived to be insufficient to allow for adequate trading volumes and liquidity, the value of the combined company’s common stock could decline. • The combined company may not have sufficient funds to satisfy indemnification claims of our directors and executive officers. • If the SPAC is deemed to be an investment company under the Investment Company Act, it may be required to institute burdensome compliance requirements and its activities may be restricted, which may make it difficult for us to complete the business combination. • We are an emerging growth company and a smaller reporting company within the meaning of the Securities Act, and if we take advantage of certain exemptions from disclosure requirements available to “emerging growth companies” or “smaller reporting companies,” this could make our securities less attractive to investors and may make it more difficult to compare our performance with other public companies. Summary Risk Factors (cont.) 42 Confidential – Do Not Distribute

43 Confidential – Do Not Distribute